Accounting Policies (Policy Text Block)	12 Months Ended
Mar. 31, 2013
Policy Text Block [Abstract]
Use of Estimates
Use of Estimates
The preparation of financial statements in conformity with the generally accepted accounting principles (“GAAP”) in the United States requires management to make estimates and judgments that affect the amounts reported in the financial statements and accompanying notes. The accounting policies that we deem most critical to us and that require management's most difficult and subjective judgments include the principles of consolidation, the recoverability of property, plant and equipment, the adequacy of insurance reserves, the recognition and measurement of impairments for investments accounted for under ASC 320 - Investments - Debt and Equity Securities and the recognition and measurement of income tax assets and liabilities. The actual results experienced by us may differ from management's estimates.

Cash and Cash Equivalents
Cash and Cash Equivalents
We consider cash and cash equivalents to be highly liquid debt securities with insignificant interest rate risk with original maturities from the date of purchase of three months or less.
Financial instruments that potentially subject us to concentrations of credit risk consist principally of cash deposits. Accounts at each United States financial institution are insured by the Federal Deposit Insurance Corporation up to $250,000. Accounts at each Canadian financial institution are insured by the Canada Deposit Insurance Corporation up to $100,000 CAD per account. At March 31, 2013 and March 31, 2012, we held cash equivalents in excess of these insured limits. To mitigate this risk, we select financial institutions based on their credit ratings and financial strength.

Investments
Investments
Fixed Maturities and Marketable Equities. Fixed maturity investments consist of either marketable debt, equity or redeemable preferred stocks. As of the balance sheet dates, all of our investments in these securities were classified as available-for-sale. Available-for-sale investments are reported at fair value, with unrealized gains or losses recorded net of taxes and applicable adjustments to deferred policy acquisition costs in stockholders' equity. Fair value for these investments is based on quoted market prices, dealer quotes or discounted cash flows. The cost of investments sold is based on the specific identification method.
In determining if and when a decline in market value below carrying value is an other-than-temporary impairment, management makes certain assumptions or judgments in its assessment including but not limited to: ability to hold the security, quoted market prices, dealer quotes, discounted cash flows, industry factors, financial factors, and issuer specific information. Other-than-temporary impairments, to the extent of the decline, as well as realized gains or losses on the sale or exchange of investments are recognized in the current period operating results.
Mortgage Loans and Notes on Real Estate. Mortgage loans and notes on real estate are reported at their unpaid balance, net of any allowance for possible losses and any unamortized premium or discount.
During fiscal 2013, we recorded $26.1 million of real estate acquisitions obtained through foreclosures or deed-in-lieu of foreclosure on the collateral of assets acquired or originated as mortgage loan investments.
Recognition of Investment Income. Interest income from bonds and mortgage notes is recognized when earned. Dividends on common and preferred stocks are recognized on the ex-dividend dates. Realized gains and losses on the sale or exchange of investments are recognized at the trade date.

Fair Values
Fair Values
Fair values of cash equivalents approximate carrying value due to the short period of time to maturity. Fair values of short-term investments, investments available-for-sale, long-term investments, mortgage loans and notes on real estate, and interest rate swap contracts are based on quoted market prices, dealer quotes or discounted cash flows. Fair values of trade receivables approximate their recorded value.
Our financial instruments that are exposed to concentrations of credit risk consist primarily of temporary cash investments, trade receivables, reinsurance recoverables and notes receivable. Limited credit risk exists on trade receivables due to the diversity of our customer base and their dispersion across broad geographic markets. We place our temporary cash investments with financial institutions and limits the amount of credit exposure to any one financial institution.
We have mortgage receivables, which potentially expose us to credit risk. The portfolio of notes is principally collateralized by self-storage facilities and commercial properties. We have not experienced any material losses related to the notes from individual notes or groups of notes in any particular industry or geographic area. The estimated fair values were determined using the discounted cash flow method and using interest rates currently offered for similar loans to borrowers with similar credit ratings.
The carrying amount of long-term debt and short-term borrowings are estimated to approximate fair value as the actual interest rate is consistent with the rate estimated to be currently available for debt of similar term and remaining maturity.
Other investments including short-term investments are substantially current or bear reasonable interest rates. As a result, the carrying values of these financial instruments approximate fair value.

Derivative Financial Instruments
Derivative Financial Instruments
Our objective for holding derivative financial instruments is to manage interest rate risk exposure primarily through entering interest rate swap agreements. An interest rate swap is a contractual exchange of interest payments between two parties. A standard interest rate swap involves the payment of a fixed rate times a notional amount by one party in exchange for a floating rate times the same notional amount from another party. As interest rates change, the difference to be paid or received is accrued and recognized as interest expense or income over the life of the agreement.  We do not enter into these instruments for trading purposes. Counterparties to the interest rate swap agreements are major financial institutions. In accordance with ASC 815 - Derivatives and Hedging, we recognize interest rate swap agreements on the balance sheet at fair value, which is classified as prepaid expenses (asset) or accrued expenses (liability). Derivatives that are not designated as cash flow hedges for accounting purposes must be adjusted to fair value through income. If the derivative qualifies and is designated as a cash flow hedge, changes in its fair value will either be offset against the change in fair value of the hedged item through earnings or recognized in other comprehensive income (loss) until the hedged item is recognized in earnings. See Note 11, Derivatives of the Notes to Consolidated Financial Statements.

Inventory, net
Inventories, net
Inventories, net were as follows:
	March 31,
	2013	2012
	(In thousands)
Truck and trailer parts and accessories (a)	$51,247	$52,973
Hitches and towing components (b)	14,574	13,877
Moving supplies and propane (b)	6,979	7,156
Subtotal	72,800	74,006
Less: LIFO reserves	(14,693)	(14,541)
Less: excess and obsolete reserves	(1,711)	(730)
Total	$56,396	$58,735

(a) Primarily held for internal usage, including equipment manufacturing and repair
(b) Primarily held for retail sales

Inventories consist primarily of truck and trailer parts and accessories used to manufacture and repair rental equipment as well as products and accessories available for retail sale. Inventory is held at our owned locations; our independent dealers do not hold any of our inventory.
Inventory cost is primarily determined using the last-in first-out method (“LIFO”). Inventories valued using LIFO consisted of approximately 96% of the total inventories for March 31, 2013 and 2012. Had we utilized the first-in first-out method (“FIFO”), stated inventory balances would have been $14.7 million and $14.5 million higher at March 31, 2013 and 2012, respectively. In fiscal 2013, the positive effect on income due to liquidation of a portion of the LIFO inventory was $0.1 million.

Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment are stated at cost. Interest expense incurred during the initial construction of buildings and rental equipment is considered part of cost. Depreciation is computed for financial reporting purposes using the straight line or an accelerated method based on a declining balance formula over the following estimated useful lives: rental equipment 2-20 years and buildings and non-rental equipment 3-55 years. We follow the deferral method of accounting based on ASC 908 - Airlines for major overhauls in which engine and transmission overhauls are capitalized and amortized over three years. Routine maintenance costs are charged to operating expense as they are incurred. Gains and losses on dispositions of property, plant and equipment are netted against depreciation expense when realized. The net amount of (gains) or losses netted against depreciation expense were ($22.5) million, ($20.9) million and ($23.1) million during fiscal 2013, 2012 and 2011, respectively. Equipment depreciation is recognized in amounts expected to result in the recovery of estimated residual values upon disposal, i.e., minimize gains or losses. In determining the depreciation rate, historical disposal experience, holding periods and trends in the market for vehicles are reviewed.
We regularly perform reviews to determine whether facts and circumstances exist which indicate that the carrying amount of assets, including estimates of residual value, may not be recoverable or that the useful life of assets are shorter or longer than originally estimated. Reductions in residual values (i.e., the price at which we ultimately expect to dispose of revenue earning equipment) or useful lives will result in an increase in depreciation expense over the life of the equipment. Reviews are performed based on vehicle class, generally subcategories of trucks and trailers. We assess the recoverability of our assets by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their estimated remaining lives against their respective carrying amounts. We consider factors such as current and expected future market price trends on used vehicles and the expected life of vehicles included in the fleet. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets If asset residual values are determined to be recoverable, but the useful lives are shorter or longer than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives.
Management determined that additions to the fleet resulting from purchases should be depreciated on an accelerated method based upon a declining formula. Under the declining balances method (2.4 times declining balance), the book value of a rental truck is reduced approximately 16%, 13%, 11%, 9%, 8%, 7%, and 6% during years one through seven, respectively and then reduced on a straight line basis to a salvage value of 20% by the end of year fifteen. Beginning in October 2012, rental equipment subject to this depreciation schedule will be depreciated to a salvage value of 15%. This change had an immaterial effect on our current financial statements. Whereas, a standard straight line approach would reduce the book value by approximately 5.7% per year over the life of the truck. For the affected equipment, the accelerated depreciation was $57.0 million, $54.6 million and $44.8 million greater than what it would have been if calculated under a straight line approach for fiscal 2013, 2012 and 2011, respectively.
Although we intend to sell our used vehicles for prices approximating book value, the extent to which we realize a gain or loss on the sale of used vehicles is dependent upon various factors including but not limited to, the general state of the used vehicle market, the age and condition of the vehicle at the time of its disposal and the depreciation rates with respect to the vehicle. We typically sell our used vehicles at our sales centers throughout North America, on our web site at uhaul.com/trucksales or by phone at 1-866-404-0355. Additionally, we sell a large portion of our pickup and cargo van fleet at automobile dealer auctions.
The carrying value of real estate held for investment, which is lower than market value at the balance sheet date, was $14.3 million and $14.8 million for fiscal 2013 and 2012, respectively, and is included in Investments, other.

Receivables
Receivables
Accounts receivable include trade accounts from moving and self-storage customers and dealers, insurance premiums and amounts due from re-insurers, less management's estimate of uncollectible accounts.
Insurance premiums receivable for policies that are billed through contracted agents are recorded net of commission's payable. A commission payable is recorded as a separate liability for those premiums that are billed direct.
Reinsurance recoverables include case reserves and actuarial estimates of claims incurred but not reported. These receivables are not expected to be collected until after the associated claim has been adjudicated and billed to the re-insurer. The reinsurance recoverables may have little or no allowance for doubtful accounts due to the fact that reinsurance is typically procured from carriers with strong credit ratings. Furthermore, we do not cede losses to a re-insurer if the carrier is deemed financially unable to perform on the contract. Reinsurance recoverables also include insurance ceded to other insurance companies.
Notes and mortgage receivables include accrued interest and are reduced by discounts and amounts considered by management to be uncollectible.

Policy Benefits and Losses, Claims and Loss Expenses Payable
Policy Benefits and Losses, Claims and Loss Expenses Payable
Our Life Insurance operating segment's liabilities for life insurance and certain annuity and health policies are established to meet the estimated future obligations of policies in force, and are based on mortality, morbidity and withdrawal assumptions from recognized actuarial tables which contain margins for adverse deviation. Liabilities for health, disability and other policies include estimates of payments to be made on insurance claims for reported losses and estimates of losses incurred, but not yet reported. Oxford's liabilities for deferred annuity contracts consist of contract account balances that accrue to the benefit of the policyholders.
Our Property and Casualty Insurance operating segment's liability for reported and unreported losses is based on Repwest's historical data along with industry averages. The liability for unpaid loss adjustment expenses is based on historical ratios of loss adjustment expenses paid to losses paid. Amounts recoverable from re-insurers on unpaid losses are estimated in a manner consistent with the claim liability associated with the re-insured policy. Adjustments to the liability for unpaid losses and loss expenses as well as amounts recoverable from re-insurers on unpaid losses are charged or credited to expense in the periods in which they are made.
Due to the nature of the underlying risks and high degree of uncertainty associated with the determination of the liability for future policy benefits and claims, the amounts to be ultimately paid to settle these liabilities cannot be precisely determined and may vary significantly from the estimated liability, especially for long-tailed casualty lines of business such as excess workers' compensation.  As a result of the long-tailed nature of the excess workers' compensation policies written by Repwest during 1983 through 2002, and similar policies assumed by Repwest during 2001 through 2003, it may take a number of years for claims to be fully reported and finally settled.
On a regular basis insurance reserve adequacy is reviewed by management to determine if existing assumptions need to be updated.In determining the assumptions for calculating workers' compensation reserves, management considers multiple factors including the following:
  Claimant longevity
  Cost trends associated with claimant treatments
  Changes in ceding entity and third party administrator reporting practices
  Changes in environmental factors including legal and regulatory
  Current conditions affecting claim settlements
  Future economic conditions including inflation
We have reserved each claim based upon the accumulation of current claim costs projected through the claimants' life expectancy, then adjusted for applicable reinsurance arrangements.  Management reviews each claim bi-annually to determine if the estimated life-time claim costs have increased and then adjusts the reserve estimate accordingly at that time.  We have factored in an estimate of what the potential cost increases could be in our incurred but not reported liability.  We have not assumed settlement of the existing claims in calculating the reserve amount, unless it is in the final stages of completion.
Increases in claim costs, including medical inflation and new treatments and medications could lead to future adverse development resulting in additional reserve strengthening.  Conversely, settlement of existing claims or if injured workers return to work or expire prematurely, could lead to future positive development.

Self-Insurance Reserves
Self-Insurance Reserves
U-Haul retains the risk for certain public liability and property damage programs related to the rental equipment. The consolidated balance sheets include $380.8 million and $380.1 million of liabilities related to these programs as of March 31, 2013 and 2012, respectively. These liabilities are recorded in Policy benefits and losses, claims and loss expenses payable. Management takes into account losses incurred based upon actuarial estimates, past experience, current claim trends, as well as social and economic conditions. This liability is subject to change in the future based upon changes in the underlying assumptions including claims experience, frequency of incidents, and severity of incidents. Based upon additional claims information obtained through the passage of time, we reduced our self-insurance reserve balance associated with prior accident years by $5 million in fiscal 2013 and $20 million in fiscal 2012.
Additionally, as of March 31, 2013 and 2012, the consolidated balance sheets include liabilities of $8.1 million and $6.7 million, respectively, related to our provided medical plan benefits for eligible employees. We estimate this liability based on actual claims outstanding as of the balance sheet date as well as an actuarial estimate of claims incurred but not reported. This liability is reported net of estimated recoveries from excess loss reinsurance policies with unaffiliated insurers of $0.5 million and $0.1 million for fiscal 2013 and 2012, respectively. These amounts are recorded in Accounts payable and accrued expenses on the consolidated balance sheets.

Revenue Recognition
Revenue Recognition
Self-moving rentals are recognized for the period that trucks and moving equipment are rented. Self-storage revenues, based upon the number of paid storage contract days, are recognized as earned during the period.  Sales of self-moving and self-storage related products are recognized at the time that title passes and the customer accepts delivery. Property management fee revenues are recognized monthly as services are performed. Property and casualty, traditional life and Medicare supplement insurance premiums are recognized as revenue over the policy periods. For products where premiums are due over a significantly shorter duration than the period over which benefits are provided, such as our single premium whole life product, premiums are recognized when received and excess profits are deferred and recognized in relation to the insurance in force. Interest and investment income are recognized as earned.
Amounts collected from customers for sales tax are recorded on a net basis.

Advertising	Advertising All advertising costs are expensed as incurred. Advertising expense was $6.7 million, $10.3 million and $14.9 million in fiscal 2013, 2012 and 2011, respectively.
Deferred Policy Acquisition Cost
Deferred Policy Acquisition Costs
Commissions and other costs that fluctuate with and are primarily related to the acquisition or renewal of certain insurance premiums are deferred. For the Life Insurance operating segment's life and health insurance products, these costs are amortized, with interest, in relation to revenue such that costs are realized as a constant percentage of revenue. For its annuity insurance products the costs are amortized, with interest, in relation to the present value of actual and expected gross profits.
During fiscal 2013, new annuity contract holders were provided with a sales inducement in the form of a premium bonus.  Sales inducements are recognized as an asset with a corresponding increase to the policyholder liability and are amortized in a similar manner to deferred acquisition costs.  As of December 31, 2012, the sales inducement asset included with Deferred policy acquisition costs, net amounted to $17.2 million on the consolidated balance sheet and amortization expense totaled $ 0.9 million.

Environmental Costs
Environmental Costs
Liabilities are recorded when environmental assessments and remedial efforts, if applicable, are probable and the costs can be reasonably estimated. The amount of the liability is based on management's best estimate of undiscounted future costs. Certain recoverable environmental costs related to the removal of underground storage tanks or related contamination are capitalized and amortized over the estimated useful lives of the properties. These costs improve the safety or efficiency of the property or are incurred in preparing the property for sale.

Income Taxes
Income Taxes
AMERCO files a consolidated tax return with all of its legal subsidiaries. In accordance with ASC 740 - Income Taxes (“ASC 740”), the provision for income taxes reflects deferred income taxes resulting from changes in temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements.

Comprehensive Income (Loss)
Comprehensive Income (Loss)
Comprehensive income (loss) consists of net earnings, foreign currency translation adjustments, unrealized gains and losses on investments, the change in fair value of cash flow hedges and the change in postretirement benefit obligation.

Recent Accounting Pronouncements
Recent Accounting Pronouncements
In February 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, an amendment to FASB ASC Topic 220. The update requires disclosure of amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present either on the face of the statement of operations or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required to be reclassified to net income in its entirety in the same reporting period. For amounts not reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. This ASU is effective prospectively for the Company's fiscal years, and interim periods within those years beginning after December 15, 2012. We do not believe the adoption of this will have a material impact on our financial statements.

Adoption of New Accounting Pronouncements
Adoption of New Accounting Pronouncements
In October 2010, the FASB issued ASU 2010-26, Financial Services - Insurance (Topic 944) (“ASU 2010-26”) which amended FASB ASC 944-30 to provide further guidance regarding the capitalization of costs relating to the acquisition or renewal of insurance contracts. Specifically, only qualifying costs associated with successful contract acquisitions are permitted to be deferred. We adopted ASU 2010-26 in the first quarter of fiscal 2013 and it resulted in a $1.7 million reduction in beginning retained earnings on our financial statements.
In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”). This pronouncement was issued to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and IFRS. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. We adopted ASU 2011-04 in the first quarter of fiscal 2013 and it did not have a material impact on our financial statements.
In July 2012, the FASB issued ASU 2012-02, Intangibles - Goodwill and Others (Topic 350) (“ASU 2012-02”) which allows an entity to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test of an indefinite-lived intangible asset.  Per the terms of ASU 2012-02, an entity would not be required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines, based on qualitative assessment, that it is not more likely than not, the indefinite-lived intangible asset is impaired. We adopted ASU 2012-02 in the third quarter of fiscal 2013 and it did not have a material impact on our financial statements.
From time to time, new accounting pronouncements are issued by the FASB or the SEC that are adopted by the Company as of the specified effective date. Unless otherwise discussed, these ASU's entail technical corrections to existing guidance or affect guidance related to specialized industries or entities and therefore will have minimal, if any, impact on our financial position or results of operations upon adoption.